Exhibit 99.1

FORM OF VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of [•], 2025, by and between Sanofi, a French société anonyme (“Parent”), and the undersigned stockholder (the “Stockholder”) of Vigil Neuroscience, Inc., a Delaware corporation (the “Company”), listed on Schedule A hereto.

WITNESSETH:

WHEREAS, concurrently with the execution of this Agreement, Parent, Vesper Acquisition Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger (as amended, restated, supplemented, waived or otherwise modified from time to time, the “Merger Agreement”) that provides, among other things, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent, on the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the General Corporation Law of the State of Delaware;

WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of Shares set forth opposite the Stockholder’s name on Schedule A hereto (all such Shares, together with any additional Shares that are issued to or otherwise directly or indirectly acquired or beneficially owned by the Stockholder, from and after the date hereof until the Expiration Time, collectively, the “Subject Shares” and such additional shares, the “After-Acquired Shares”); provided that “Subject Shares” shall not include Shares beneficially owned in the form of Company Warrants or Company Options, but only to the extent such Company Warrants or Company Options remain unexercised;

WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner of the warrants and options, as applicable, set forth opposite the Stockholder’s name on Schedule A hereto (all such warrants and options, together with the Subject Shares and any additional warrants, options, convertible securities or other rights to acquire Shares of which the Stockholder may become the record or beneficial owner from and after the date hereof until the Expiration Time, the “Subject Securities”); and

WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, the Stockholder (solely in the Stockholder’s capacity as a stockholder of the Company) has agreed to enter into this Agreement and abide by the covenants and obligations set forth herein.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.01 All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement. For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

Section 1.02 “Adverse Amendment” means an amendment or modification after the date hereof to the Merger Agreement in the form as it exists as of the time of the execution of the Merger Agreement in a manner that decreases the amount or changes the form of consideration to be paid to the holders of Shares in the Merger or otherwise amends or modifies the Merger Agreement in a manner materially adverse to the rights of any Stockholder (in its capacity as such) under the Merger Agreement (it being acknowledged and agreed that no increase in the amount of consideration payable to holders of Shares in the Merger shall be adverse to any Stockholder).

Section 1.03 “Expiration Time” means the earliest to occur of (a) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VII thereof, (b) the Effective Time, (c) with respect to the Stockholder, the delivery of written notice of termination by the Stockholder to Parent following an Adverse Amendment made without the consent of the Stockholder or (d) with respect to the Stockholder, mutual written agreement of the Stockholder and Parent to terminate this Agreement.

Section 1.04 “Transfer” means any direct or indirect transfer, sale, assignment, pledge, encumbrance, hypothecation, grant of a security interest in, gift, distribution or other disposal of all or any portion of the Subject Securities (or any interest in or right to such Subject Securities), whether by merger, consolidation, statutory conversion, statutory domestication, statutory transfer, share exchange, business combination transaction, by operation of law or otherwise, including (i) any swap, derivative or other similar transaction that hedges or transfers the economic consequences of ownership of the applicable portion of the Subject Securities or (ii) any transfer of voting rights of any portion of the Subject Shares, including by depositing any Subject Shares into a voting trust or entering into a voting agreement or arrangement (other than this Agreement) or granting any proxy or power of attorney (other than any grant of proxy or voting instructions in a manner entirely consistent with Article III) with respect to any Subject Shares.

Section 1.05 Shares underlying Company Warrants and Company Options shall not be deemed to constitute Subject Shares until the Company Warrants or Company Options have been exercised in accordance with their terms, at which time any Shares issued upon the exercise of such Company Warrants or Company Options shall become “After-Acquired Shares” and “Subject Shares” for all purposes of this Agreement and shall be subject to, among other things, the requirements of Section 3.01.

ARTICLE II

TRANSFER RESTRICTIONS

Section 2.01 The Stockholder agrees that from the date hereof until the Expiration Time, the Stockholder shall not Transfer (or cause, permit or commit to the Transfer of) any of the Subject Securities, or enter into any Contract, option, put, call or other agreement, arrangement or understanding with respect to the Transfer, except (a) transferring Subject Securities to (i) the Stockholder’s Affiliates, (ii) to any family member (including a trust for such family member’s benefit) of the Stockholder or (iii) pursuant to any trust or will of the Stockholder or by the laws of intestate succession, provided that, as a condition to such Transfer, the recipient agrees in writing to be bound by this Agreement by executing and delivering a joinder agreement in form and substance reasonably acceptable to Parent, (b) transferring Subject Securities to any custodian or nominee solely for the purpose of holding such Subject Securities for the account of the Stockholder, or (c) with Parent’s prior written consent and in Parent’s sole discretion (such exceptions set forth in sections (a) through (c), referred to as “Permitted Transfers”). Any Transfer (other than a Permitted Transfer), or purported Transfer (other than a Permitted Transfer), of Subject Securities in breach or violation of this Agreement shall be void and of no force or effect. Upon the execution and delivery of a joinder agreement pursuant to clause (i) above by a Transferee, such Transferee shall be deemed to be a party hereto as a Stockholder as if such Transferee’s signature appeared on the signature pages of this Agreement.

Section 2.02 If any involuntary Transfer of any of such Subject Securities shall occur, the Transferee shall take and hold such Subject Securities subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement.

ARTICLE III

AGREEMENT TO VOTE SUBJECT SHARES

Section 3.01 From the date hereof until the Expiration Time, at every meeting of the stockholders of the Company, however called, and at every adjournment or postponement thereof, and on every action or approval by consent of the stockholders of the Company in lieu of a meeting, the Stockholder (in the Stockholder’s capacity as such) agrees to appear and be present at each such meeting (in person or by proxy) or otherwise cause all of the Stockholder’s Subject Shares to be counted as present thereat for purpose of determining a quorum, and, unconditionally and irrevocably, to vote, or to direct the holder of record on any applicable record date to vote (or, in the case of an action by consent of stockholders in lieu of a meeting, to deliver a consent (or cause a consent to be delivered)) in respect of all Subject Shares that are then-owned by the Stockholder and entitled to vote:

(a) in favor of (i) the adoption of the Merger Agreement, the Merger and the approval of all agreements related to the Merger and any actions related thereto; (ii) without limitation of the preceding clause (i), the approval of any proposal to adjourn or postpone any such meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which such meeting is held and (iii) each of the transactions contemplated by the Merger Agreement;

(b) against approval of any proposal made in opposition to, in competition with, or inconsistent with, the Merger Agreement, the Merger or any other transactions contemplated by the Merger Agreement;

(c) against any of the following actions (other than those actions that relate to the approval of the Merger or any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, statutory conversion, statutory domestication, statutory transfer, share exchange, business combination, sale of assets, reorganization or recapitalization of or involving the Company or any of its subsidiaries, (B) any sale, lease, exchange, transfer or other disposition of a material amount of the assets of the Company or any of its subsidiaries, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its subsidiaries, (D) any material change in the capitalization of the Company or any of its subsidiaries, or the corporate structure of the Company or any of its subsidiaries or any amendment, modification, supplement or other change in the Company’s organizational documents, (E) any Acquisition Proposal or (F) any other action, proposal, transaction or agreement that would reasonably be expected to materially prevent, nullify, impede, interfere with, delay, postpone, frustrate, discourage or adversely affect the Merger or any other transactions contemplated by the Merger Agreement;

(d) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholder contained in this Agreement; and

(e) in favor of any other matter necessary or appropriate to the consummation of the transactions contemplated by the Merger Agreement, including the Merger.

Section 3.02 The Stockholder hereby revokes (or agrees to cause to be revoked) any proxies or grants of power of attorney that it has heretofore granted with respect to the Subject Shares.

Section 3.03 The Stockholder shall not enter into any agreement, arrangement or understanding with any Person to vote, provide consent or give instructions in any manner inconsistent with the terms of this Article III.

ARTICLE IV

NO SOLICITATION

From the date hereof until the Expiration Time, the Stockholder shall, and shall direct its Representatives to, cease any direct or indirect solicitation, encouragement, discussions or negotiations with any Persons that may be ongoing with respect to an Acquisition Proposal, and the Stockholder shall not and shall direct such Representatives not to, take any action that the Company would then be prohibited from taking under Section 4.3 of the Merger Agreement as if the Stockholder were the Company. Notwithstanding anything to the contrary provided in this

Agreement, the Stockholder and any of its Representatives shall not be prohibited from participating in any discussions or negotiations with respect to a possible voting and support, voting or similar agreement in connection with an Acquisition Proposal in the event that the Company is permitted to take the actions set forth in Section 4.3(c) of the Merger Agreement with respect to such Acquisition Proposal.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

The Stockholder hereby represents and warrants to Parent as follows:

Section 5.01 Power; Organization; Binding Agreement. The Stockholder has full power and authority (or capacity, in the case of Stockholders that are natural persons) to execute and deliver and perform the Stockholder’s obligations under this Agreement and to consummate the transactions contemplated hereby. In the case of a Stockholder that is not a natural person, the Stockholder is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization (except to the extent the “good standing” concept is not applicable in any relevant jurisdiction) and the execution and delivery of this Agreement and the Stockholder’s performance of its obligations under this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Stockholder and no other corporate or similar proceedings on the part of the Stockholder are necessary to authorize the execution and delivery of this Agreement or for the Stockholder to perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, subject to the Enforceability Exceptions.

Section 5.02 No Conflicts. None of the execution and delivery by the Stockholder of this Agreement, the performance by the Stockholder of its obligations hereunder or the consummation by the Stockholder of the transactions contemplated hereby will (i) conflict with, result in a breach by the Stockholder of, constitute a default (with or without notice or lapse of time, or both) on the part of the Stockholder under, or require any Consent under, or give rise to a right of termination, cancellation, first offer, first refusal, modification, or acceleration of any obligation or loss of any benefit under, any Contract, including any voting agreement or voting trust, (ii) cause a violation by the Stockholder of any Legal Requirement or Order applicable to the Stockholder, or to which they are subject, or (iii) cause a violation of any of the provisions of the certificate of incorporation or bylaws or other organizational documents of the Stockholder, in the case of Stockholders that are not natural persons, except, in the case of the preceding clauses (i) and (ii), as would not prevent or materially delay the Stockholder from performing the Stockholder’s obligations under this Agreement.

Section 5.03 Ownership of Shares. The Stockholder (i) is the sole owner of the Subject Shares and the Subject Securities set forth on Schedule A to this Agreement, all of which are free and clear of any Encumbrances (except any lien arising under securities laws or arising hereunder) and (ii) except as set forth on Schedule A to this Agreement, does not own (beneficially, of record or otherwise), any other Shares or other securities, interests, warrants, options or other rights to purchase or subscribe for or otherwise acquire any Shares and has no interest in or voting rights with respect to any securities of the Company.

Section 5.04 Voting Power. The Stockholder has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth herein, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and arising under the terms of this Agreement. Except for this Agreement, the Stockholder has not (i) entered into any voting agreement, voting trust or similar agreement or understanding with respect to any of the Subject Shares, (ii) deposited any of the Subject Shares in any voting trust or (iii) granted any proxy, consent or power of attorney, voting instructions or authorities with respect to any of the Subject Shares in any manner inconsistent with the terms of Article III.

Section 5.05 No Finder’s Fees. No broker, finder, investment banker, financial advisor or other Person is entitled to any brokerage, finder’s or other similar fee or commission, or the reimbursement of expenses in connection therewith in connection with this Agreement based upon arrangements made by or on behalf of the Stockholder in his or her or its capacity as such.

Section 5.06 Reliance by Parent. The Stockholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement and the CVR Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

Section 5.07 Absence of Litigation. With respect to the Stockholder, as of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of the Stockholder, threatened against the Stockholder or any of the Stockholder’s properties or assets (including any Subject Securities of the Stockholder) that would reasonably be expected to prevent or materially delay or impair the consummation by the Stockholder of the transactions contemplated by this Agreement or otherwise prevent or materially delay or impair the Stockholder’s ability to perform its obligations hereunder.

ARTICLE VI

DISCLOSURES

Section 6.01 The Stockholder shall permit and hereby authorizes the Company and Parent to disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that the Company and Parent, as applicable, reasonably determines to be necessary in connection with the Merger and any transactions related the Merger, in each case including the Stockholder’s identity and ownership of Subject Securities, the existence of this Agreement, and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement, and any other information that Parent or the Company reasonably determines is required to be disclosed by law, and the Stockholder acknowledges that Parent may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Body. The Stockholder agrees to promptly give Parent any information it may reasonably request for the preparation of any such disclosure documents, and the Stockholder agrees to promptly notify Parent of any required corrections with respect to any information supplied by the Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect. Notwithstanding the foregoing, Parent shall, and shall cause the Company to, provide the Stockholder with advance notice and an opportunity to review any such publication, and will implement any reasonable comments made by the Stockholder.

Section 6.02 No Stockholder shall make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent and the Company (such consent not to be unreasonably withheld), except as may be required by Legal Requirement (provided that, other than in the case of an amendment to a Schedule 13D or 13G that discloses this Agreement, reasonable notice of any such disclosure will be provided to Parent).

ARTICLE VII

NO OWNERSHIP INTEREST

Nothing contained in this Agreement shall be deemed to vest in the Company or Parent any direct or indirect ownership or incidence of ownership of or with respect to any Subject Securities. Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Subject Securities shall remain vested in and belong to the applicable Stockholder. The parties hereto acknowledge and agree that the arrangements contemplated by this Agreement are not intended to constitute the formation of a “group” (as defined in Section 13(d)(3) of the Exchange Act).

ARTICLE VIII

FURTHER ASSURANCES

Subject to the terms and conditions of this Agreement, upon the reasonable request of the Company, the Stockholder shall execute and deliver, or cause to be executed and delivered, all further documents and instruments and use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill the Stockholder’s obligations under this Agreement.

ARTICLE IX

STOP TRANSFER INSTRUCTIONS

At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, the Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Securities of the Stockholder (and that this Agreement places limits on the voting and transfer of such Subject Securities). The Stockholder hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Subject Securities on the books of the Company in violation of this Agreement.

ARTICLE X

TERMINATION

This Agreement, and all rights and obligations of the parties hereunder, shall terminate and shall have no further force or effect as of the Expiration Time; provided that, in the event the Expiration Time shall have occurred with respect to a Stockholder as a result of the delivery by the Stockholder of written notice of termination to Parent following an Adverse Amendment made without the consent of the Stockholder, this Agreement and the rights and obligations of the parties hereunder shall terminate and shall have no further force or effect solely with respect to the Stockholder. Notwithstanding the foregoing, nothing set forth in this Article XI or elsewhere in this Agreement shall relieve any party hereto from liability, or otherwise limit the liability of any party hereto, for any intentional fraud or Willful Breach of this Agreement prior to such termination, provided that in no event shall the Stockholder’s liability for monetary damages exceed the value of the aggregate consideration to which it would be entitled pursuant to the Merger Agreement. This Article X and Article I, Article XI and Article XII shall survive any termination of this Agreement.

ARTICLE XI

MISCELLANEOUS

Section 11.01 Certain Adjustments. In the event of any change in the Company Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the terms “Company Common Stock”, “Shares” and “Subject Shares” shall be deemed to refer to and include such shares as well as any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

Section 11.02 Amendments; Waiver. This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance; provided that the definition of “Expiration Time” and Article VI of this Agreement may not be amended, waived or modified in a manner adverse to the Company without the prior written consent of the Company.

Section 11.03 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, and any purported assignment without such consent shall be void, except that Parent may assign all or any of its rights and obligations hereunder to any direct or indirect wholly-owned subsidiary of Parent. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

Section 11.04 No Third Party Beneficiaries. Other than the Company, solely for the purposes of the proviso to Section 13.03, this Agreement is not intended to confer and does not confer upon any Person other than the parties hereto any rights, benefits or remedies hereunder.

Section 11.05 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the laws of the State of Delaware or any other jurisdiction that would call for the application of the substantive laws of any jurisdiction other than the State of Delaware.

Section 11.06 Notices. Any notice or other communication required or permitted to be delivered to any party hereto under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand, (b) upon confirmed delivery if being sent by registered mail or by courier or express delivery service, (c) if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission (provided, no “bounce back” or similar message of non-delivery is received with respect thereto) or (d) if sent by email transmission after 6:00 p.m. recipient’s local time and no “bounce back” or similar message of non-delivery is received with respect thereto, the business day following the date of transmission; provided, that in each case the notice or other communication is sent to the physical address or email address set forth beneath the name of such party below (or to such other physical address or email address as such party shall have specified in a written notice given to the other party hereto):

(i) if to Parent, at the address set forth in Section 8.8 of the Merger Agreement (with a copy, which shall not constitute notice, to the party to receive a copy pursuant to Section 8.8 of the Merger Agreement at the address set forth therein) and (ii) if to the Stockholder, at the address set forth on Schedule A hereto.

Section 11.07 Miscellaneous. The provisions set forth in Section 8.2 (Waiver), Section 8.5 (Applicable Legal Requirements; Jurisdiction; Specific Performance; Remedies) and Section 8.9 (Severability) of the Merger Agreement shall apply to this Agreement, mutatis mutandis. The rules of interpretation set forth in Section 8.13 (Construction) of the Merger Agreement shall apply to this Agreement, mutatis mutandis.

Section 11.08 Entire Agreement. This Agreement, together with Schedule A and the other documents and certificates contemplated hereby, contains the entire understanding of the parties hereto in respect of the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter hereof. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Merger Agreement.

Section 11.09 Expenses. All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses, whether or not the Merger is consummated.

ARTICLE XII

NO EXERCISE OF RIGHTS

The Stockholder forever irrevocably and unconditionally waives, and agrees not to exercise or assert, any appraisal rights, dissenters’ rights or any similar rights, including pursuant to Section 262 of the DGCL, in respect of such Subject Shares that the Stockholder may have or that may arise in connection with the Merger.

ARTICLE XIII

NO LIMITATION

The Stockholder signs this Agreement solely in the Stockholder’s capacity as a stockholder of the Company, and not in the Stockholder’s capacity as a director, officer or employee of the Company, as applicable. Nothing in this Agreement shall be construed to prohibit any Stockholder or any of its Representatives who is an officer or member of the board of directors of the Company from taking any action (or omitting to take any action) in his or her capacity as an officer or member of the board of directors of the Company or from taking any action with respect to any Acquisition Proposal solely in his or her capacity as such an officer or director or in the exercise of his or her fiduciary duties in his or her capacity as director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first above written.

SANOFI

By:
Name:
Title:

STOCKHOLDER

By:
Name:
Title:

[Signature Page to Voting and Support Agreement]

Schedule A

Subject Shares

Shares of Class Common Stock
[•]

Subject Securities

Options
[•]